INCOME TAXES (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES (Details Narrative)
Description of net operating loss	The Company has, subject to limitation, approximately $18.9 million of net operating loss carryforwards (“NOL”) at December 31, 2020, of which approximately $7.1 million will expire at various dates through 2037 and approximately $11.8 million can be carried forward indefinitely
Net operating loss carryforwards	$ 18,900,000.0
Valuation allowance, percentage	100.00%
Valuation allowance	$ 2,029,000	$ 1,829,000
Income tax, description	In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis.
Corporate tax rate	21.00%